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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
A.C.T. HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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A.C.T. HOLDINGS, INC.
381 Plantation Street
Worcester, MA 01605

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
July 6, 2005

To Our Stockholders:

        A Special Meeting of Stockholders of A.C.T. Holdings, Inc., a Nevada corporation (the "Company"), will be held on Wednesday, July 6, 2005 at 10:00 a.m., local time, at the offices of Pierce Atwood LLP, One Monument Square, Portland, Maine 04101, for the following purposes:

          1.     To amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, par value $0.001 per share ("Common Stock"), to 100,000,000, and to increase the number of authorized shares of the Company's undesignated preferred stock, par value $0.001 per share ("Preferred Stock"), to 50,000,000, in each case with no change in the par value;

          2.     To adopt the Company's 2005 Stock Incentive Plan (the "2005 Stock Plan") which provides for equity based awards to the Company's employees, directors and consultants, and to reserve up to 18,000,000 shares of Common Stock for issuance pursuant to the grant of awards thereunder; and

          3.     To transact such other business as may properly come before the meeting or any adjournments thereof.

        Only holders of record of the Company's Common Stock as reflected on the stock transfer books of the Company at the close of business on June 6, 2005, will be entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting.

        YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

        This proxy statement and form of proxy are being sent to our stockholders on or about June 10, 2005.

Worcester, Massachusetts June 8, 2005	By Order of the Board of Directors, William M. Caldwell, IV Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

A.C.T. HOLDINGS, INC.
381 Plantation Street
Worcester, MA 01605

PROXY STATEMENT
July 6, 2005

        The Board of Directors of A.C.T. Holdings, Inc., a Nevada corporation ("we", "our", the "Company" or "us") is soliciting proxies in the form enclosed with this proxy statement for use at the Company's Special Meeting of Stockholders to be held on Wednesday, July 6, 2005 at 10:00 a.m., local time, at the offices of Pierce Atwood LLP, One Monument Square, Portland, Maine 04101, and any adjournments thereof (the "Meeting").

GENERAL INFORMATION ABOUT VOTING

How Proxies Work

        The Company's Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner that you direct, or if you do not direct us, in the manner as recommended by the Board of Directors in this proxy statement.

Who May Vote

        Holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), at the close of business on June 6, 2005 are entitled to receive notice of and to vote their shares at the Meeting. As of June 6, 2005, there were 23,225,212 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Meeting.

How to Vote

        You may vote in person at the Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Meeting in person. You may change your vote at the Meeting in one of the ways described below. All shares represented by proxies that have been properly voted and not revoked will be voted at the Meeting. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If you choose to vote by proxy, simply mark your proxy, date and sign it, and return it in the enclosed postage-paid envelope. If you attend the Meeting, you will be able to vote your shares, even if you have already voted by mail. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

Revoking a Proxy

        You may revoke your proxy before it is voted by:

  •
  providing written notice to the corporate Secretary of the Company before or at the Meeting;

  •
  submitting a new proxy with a later date; or

  •
  voting by ballot at the Meeting.

        The last vote you submit chronologically (by any means) will supersede your prior vote(s). Your attendance at the Meeting will not, by itself, revoke your proxy.

Quorum

        In order to carry on the business of the Meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the Meeting, either by proxy or in person. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Treasury shares, which are shares owned by the Company itself, are not voted and do not count for this purpose.

Votes Needed

        The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is required to approve the amendment to the Articles of Incorporation. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting and present in person or represented by proxy is required to approve the 2005 Stock Plan. Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be voted in favor of such matter, and will also not be counted as votes cast or shares voting on such matters. Accordingly, abstentions and "broker non-votes" will have no effect on the voting for the 2005 Stock Plan or any other matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter. However, abstentions and broker non-votes will have the effect of a vote against the proposal to amend our Articles of Incorporation and any other matter requiring the affirmative vote of a certain percentage of shares outstanding.

        A majority of the holders of our Common Stock, who own 12,151,000 shares of our Common Stock (or 52% of our outstanding shares of Common Stock eligible to vote at the Meeting) are obligated pursuant to a Voting Agreement effective January 31, 2005, to vote in favor of the amendment to our Articles of Incorporation and in favor of the 2005 Stock Plan, both of which are described in this proxy statement. Therefore, the approval of these items is assured.

Solicitation of Proxies

        The Company will pay the expenses of soliciting proxies, which we anticipate will total approximately $10,000.00. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of Common Stock held in their names and, as required by law, the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to our Articles of Incorporation or to the adoption of the 2005 Stock Plan that is not shared by all other stockholders, except that our directors and executive officers are eligible to receive awards under the 2005 Stock Plan as set forth in the New Plan Benefits table, below.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

        The number of outstanding shares of our Common Stock at the close of business on June 6, 2005, the record date for determining our stockholders who are entitled to notice of and to vote on the amendment to our Articles of Incorporation and the adoption of the 2005 Stock Plan at the Meeting is 23,225,212.

Security Ownership of Management and Others

        The following table sets forth information regarding beneficial ownership of our capital stock as of March 31, 2005 by:

  •
  each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

  •
  each of our directors and named executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares. Shares of Common Stock issuable under stock options or warrants that are exercisable within 60 days after March 31, 2005, are deemed to be beneficially owned by the person holding the options or warrants for purposes of calculating the percentage ownership of that person but are not deemed outstanding for purposes of calculating the percentage ownership of any other person.

        Unless otherwise indicated below, to our knowledge, all persons and entities named in the table have sole voting and investment power with respect to all of the shares of Common Stock beneficially owned by them, except, where applicable, to the extent authority is shared by spouses under community property laws. As of March 31, 2005, there were 23,213,212 shares of our Common Stock issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		%
5% or Greater Stockholders:
A.C.T. Group, Inc.(1)	6,811,146		29.3%
Anthem/CIC Ventures Fund, LP(2)	4,440,786		18.2%
Quantum Merchant Bankers, LLC(3)	1,368,510		5.9%
Augustine Fund LP(4)	2,294,118		12.7%
Directors and Named Executive Officers(5)
Michael D. West, Ph.D.	8,311,146	(6)	33.6%
Robert P. Lanza, M.D.	750,000	(7)	3.13%
Robert Peabody, CPA	240,000	(8)	1.02%
Directors and Executive Officers as a Group (4 persons)	9,561,610	(9)	36.83%

(1)
The address for A.C.T. Group, Inc. is c/o A.C.T. Holdings, Inc., 381 Plantation Street, Worcester, MA 01605.

(2)
The address for Anthem/CIC Ventures Fund, LP is 225 Arizona Ave., Suite 200, Santa Monica, CA 90401. Anthem/CIC Ventures Fund, LP is the owner of record of 2,882,353 shares of Common Stock and 1,441,177 shares subject to warrants that are currently exercisable or exercisable within 60 days of March 31, 2005. Anthem/CIC Venture Management, LLC is the owner of record of 119,540 shares of Common Stock and 59,775 shares subject to warrants that are currently exercisable or exercisable within 60 days of March 31, 2005. Together, the group members beneficially own 3,001,893 shares and 1,500,952 warrants to purchase shares that are currently exercisable or exercisable within 60 days of March 31, 2005. Anthem/CIC Venture Management, LLC has the sole power to vote and dispose of the shares owned by it, and may be deemed to share power to vote and dispose of the shares owned of record by Anthem/CIC Ventures Fund L.P.

(3)
The address of Quantum Merchant Bankers, LLC is 2481 Summit Ridge Drive, Beverly Hills, CA 90210.

(4)
The address of Augustine Fund LP is 141 W. Jackson Blvd., Suite 2182, Chicago, IL 60604. Includes 764,706 shares subject to warrants that are currently exercisable, but which provide that the warrants may not be exercised if such exercise would result in the holder being deemed the beneficial owner of more than 9.9% of the then-outstanding shares of Common Stock.

(5)
The information contained in this table for our executive officers and directors does not include options awarded under the 2005 Stock Plan, which is being submitted to stockholders for approval at the Meeting, and which options are disclosed in the New Plan Benefits table, below.

(6)
Includes (i) 6,811,146 shares held by A.C.T. Group, Inc. of which Dr. West is President, CEO and a director and of which he may be deemed to be the beneficial owner, and (ii) 1,500,000 shares subject to currently exercisable stock options. Dr. West disclaims beneficial ownership of the shares held by ACT Group, Inc.

(7)
Includes 750,000 shares subject to currently exercisable stock options.

(8)
Includes 240,000 shares subject to currently exercisable stock options.

(9)
Includes 2,750,464 shares subject to stock options or warrants that are currently exercisable or exercisable within 60 days of March 31, 2005.

Change in Control of the Registrant

        On January 31, 2005, the Company completed its acquisition of Advanced Cell Technology, Inc., a Delaware corporation ("ACT"), pursuant to the terms of an Agreement and Plan of Merger dated January 3, 2005 (the "Merger Agreement"), the terms of which were previously reported in the Company's Current Report on Form 8-K filed on January 4, 2005. A copy of the Merger Agreement was also attached as Exhibit 2.01 thereto.

        Pursuant to the terms of the Merger Agreement, a wholly owned subsidiary of the Company merged with and into ACT (the "Merger"), with ACT surviving the Merger as a wholly owned subsidiary of the Company. As a result of the Merger, all of the outstanding shares of the capital stock of ACT were converted, on a pro rata basis, into the right to receive an aggregate of approximately 18,000,000 shares of the Company's Common Stock. In connection with the Merger, the Company's former President and sole Director, David C. Merrell, sold 1,926,667 shares of Common Stock and resigned as an officer and director of the Company.

        In addition, all outstanding options and warrants to acquire shares of the capital stock of ACT were converted into the right to receive shares of the Company's Common Stock, and the Company assumed the Advanced Cell Technology, Inc. 2004 Stock Option Plan and the Advanced Cell Technology, Inc. 2004 Stock Option Plan II, and all options granted thereunder.

        The Company has effected a complete change of business operations as a result of the Merger. The Company has terminated its previous business and has succeeded to, and is continuing the business operations and research efforts of ACT in the field of biotechnology. The Company is now a development-stage biotechnology company applying human embryonic stem cell technology in the field of regenerative medicine. Please see the "Business" discussion in Item 2.01 of our Current Report on Form 8-K filed on February 4, 2005 for additional information regarding the Company's business.

PROPOSAL ONE—APPROVAL OF AMENDMENT TO THE ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

        Our Board of Directors has requested that the stockholders of the Company approve an amendment to Article IV of our Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 100,000,000, and to increase the number of authorized shares of the Company's Preferred Stock from 5,000,000 to 50,000,000. No other changes are proposed to be made to this Article IV.

        The Company's Articles of Incorporation currently provide for authorized capital stock of 50,000,000 shares of Common Stock. As of March 31, 2005, the Company had 23,213,212 shares of Common Stock outstanding. In addition, as of that date, the Company had (i) 12,905,161 shares of Common Stock reserved for issuance under our stock option plans having exercise prices ranging from

$0.05 to $0.85 per share and (ii) 11,377,456 shares of Common Stock reserved for issuance to holders of warrants to purchase our Common Stock having exercise prices ranging from $0.05 to $2.00 per share. Of the Company's 50,000,000 shares of Common Stock currently authorized, 47,495,829 shares of Common Stock are either outstanding or reserved for future issuance under existing benefit plans or financing arrangements as of March 31, 2005, leaving 2,504,171 shares available for future issuance. The Board believes that it is important to maintain a sufficient supply of authorized Common Stock to provide the ability to, among other things, issue Common Stock as part of any acquisition that the Company may undertake in the future and for other corporate purposes.

        Further, the Company's Articles of Incorporation currently provide for authorized capital stock of 5,000,000 shares of Preferred Stock. As of March 31, 2005, the Company had no shares of Preferred Stock outstanding. In addition, as of that date, the Company had no arrangements, agreements, plans or understandings with any person or entity to sell or issue any shares of Preferred Stock.

        The revised Article IV would read in its entirety as follows:

"Article IV

    Capitalization.    The Corporation shall have the authority to issue 150,000,000 shares, divided into two classes: 100,000,000 shares of common stock with a par value of $0.001 per share and 50,000,000 shares of preferred stock with a par value of $0.001 per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine. Fully paid stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

    The outstanding securities of the Corporation may be forward or reverse split by the Board of Directors and without stockholder approval, provided that such action will not adversely and materially affect the rights of the stockholders of the Corporation."

        The Board of Directors has unanimously adopted a resolution declaring it advisable that the Articles of Incorporation be so amended. The Board of Directors has concluded that additional shares of capital stock should be authorized to be available for future acquisitions or financings, investment opportunities or business transactions as well as employee benefit plans (including the Company's 2005 Stock Plan) or other corporate purposes. The issuance of additional shares of Common Stock or Preferred Stock for any of these purposes could have a dilutive effect on earnings per share, depending on the circumstances, and could dilute a stockholder's percentage voting power in the Company. The Board of Directors will make the determination for future issuances of authorized shares of Common Stock and Preferred Stock, which will not require further action by the stockholders except where otherwise provided by law or then applicable stock exchange listing requirements. However, other than issuances upon exercise of outstanding options and warrants described above and any future options which may be granted to employees, consultants and directors, the Company has no definitive plans or commitments requiring the issuance of additional shares of Common Stock. The Board of Directors believes authorization of the additional shares is appropriate so that it may have the flexibility to issue shares from time to time, without the delay of seeking shareholder approval (unless required by law or then applicable stock exchange listing standards), whenever, in its judgment, such issuance is in the best interest of the Company and its stockholders.

        Although an increase in the authorized shares of our capital stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed increase is not in response to any effort by any person or group to accumulate the Company's stock or to obtain control of the Company by any means. In addition, the proposal is not part of any current plan by the Board of Directors to recommend or implement a series of anti-takeover measures or any other corporate transactions.

        If approved by the requisite number of shares, the amendment to our Articles of Incorporation will become effective upon filing the Certificate of Amendment with the Nevada Secretary of State, which is expected to occur promptly following the Meeting.

        The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is required to amend the Articles of Incorporation.

        The Board of Directors recommends a vote FOR the amendment to the Articles of Incorporation. Proxies solicited by the Board of Directors will be voted FOR the approval of the amendment to the Articles of Incorporation, unless stockholders specify a contrary choice in the proxy.

PROPOSAL TWO—ADOPTION OF THE A.C.T. HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN

        Our Board of Directors adopted the A.C.T. Holdings, Inc. 2005 Stock Incentive Plan (the "2005 Stock Plan") on January 31, 2005. The Board believes that the success of the Company depends in large part on its ability to attract and retain highly qualified employees, directors and consultants who are motivated to put forth maximum effort on behalf of the Company and its stockholders. The Board of Directors has authorized the issuance of up to 9,000,000 shares of Common Stock under this 2005 Stock Plan, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2006 equal to 5% of the Shares outstanding on the last day of the immediately preceding fiscal year. No more than 1,500,000 shares may be awarded to any employee during any fiscal year.

        The terms of the 2005 Stock Plan are summarized below, and the full text of the 2005 Stock Plan is set forth as Appendix A to this proxy statement. It is intended that the 2005 Stock Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Summary of the 2005 Stock Plan

        Officers, employees and directors of, and consultants and advisors to the Company, and any parent corporation, subsidiary or affiliated entity are eligible to receive awards under the 2005 Stock Plan at the discretion of the Board of Directors or its designated committee. Approximately 25 employees, directors and consultants are eligible to receive awards under the 2005 Stock Plan as of March 31, 2005.

        The Board, or a committee designated by the Board, has authority to, among other things:

  •
  Determine fair market value of the Common Stock in accordance with the terms of the 2005 Stock Plan;

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  Select employees, directors and consultants to receive awards;

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  Determine whether and to what extent awards are granted;

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  Determine the number of shares to be covered by an award;

  •
  Determine the terms and conditions of the awards, including exercise price, vesting, availability of cashless exercises, and implementation of the option exchange program; and

  •
  Interpret the plan document.

        Officers, employees and directors of the Company, and consultants and advisors to the Company, and any parent corporation, subsidiary or affiliated entity are eligible to receive nonstatutory stock options, stock purchase rights and other stock-based awards under the 2005 Stock Plan. Only employees of the Company, and any parent corporation or subsidiary, are eligible to receive incentive stock options under the 2005 Stock Plan.

        Incentive stock options may not be priced at less than 100% of the fair market value of our Common Stock on the date of grant (110% of fair market value in the case of individuals holding 10% or more of our Common Stock). Except as otherwise determined by the Board, in the case of nonstatutory options, the exercise price may not be less than 100% of the fair market value on the date of grant in accordance with applicable law. The fair market value of our Common Stock on June 6, 2005, was $3.07, based on the last sale price of our Common Stock as reported by the OTC Bulletin Board on that date. The 2005 Stock Plan provides that stock options and similar awards may be issued with exercise periods of up to 10 years.

        Payment of the exercise price of options under the 2005 Stock Plan may be made in the form of: (1) cash; (2) check; (3) delivery of a promissory note; (4) cancellation of indebtedness; (5) surrender of other shares of Common Stock owned by the recipient for longer than six months; (6) cashless brokered exercise program; (7) or any combination thereof, as determined by the Board of Directors.

        In the event of termination of employment or consulting relationship for any reason other than disability, death or for cause, the award recipient may exercise his or her vested options within 30 days of the date of such termination. In the event of termination as a result of disability, the award recipient may exercise his or her vested options within six months following the date of such termination. In the event of death, the award recipient's estate may exercise his or her vested options within 12 months following the date of death. In the event of termination for cause, all options held by the recipient will terminate immediately.

        Awards of stock purchase rights may also be made under the 2005 Stock Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of the offer. The Company may have the right to repurchase the stock in the event of a voluntary or involuntary termination of employment with the Company for any reason.

        The Board has discretion to grant other stock-based awards, provided, however, that no such awards may be made unless the terms of the 2005 Stock Plan and the awards are in compliance with Section 409A of the Code.

        Transfers of awards may not be made other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted.

        Subject to the provisions of the 2005 Stock Plan or an award agreement, the Board may not amend any outstanding award agreement without the participant's consent if the action would adversely affect the participant's rights. The Board may assist a participant in satisfying the participant's tax withholding obligations by allowing the participant to elect to have the Company withhold shares that would otherwise be delivered upon exercise or receipt of the award or by delivering to the Company shares already owned with a value equal to the amount of the taxes. Further, the Board may at any time implement an option exchange program whereby outstanding options under the 2005 Stock Plan are exchanged for options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the fair market value of the Common Stock.

Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2005 Stock Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

        Grant of an Option—The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event nonstatutory options are granted with an exercise price lower than the then-current fair market value of the Common Stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the nonstatutory options are granted.

        Exercise of Incentive Stock Option—The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

        Exercise of Nonqualified Stock Option—Generally, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price; however, the time at which award recipients must recognize income attributable to the nonstatutory option may vary depending on the application of Code Section 409A. The Company will be entitled to a tax deduction at the time the award recipient recognizes income for the same amount. The amount of income recognized will also be subject to withholding for income and employment taxes.

        Disposition of Shares Acquired Through an Option—The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option. Generally, the award recipient has no taxable income if he or she exercises an incentive stock option while he or she is an employee or during the first three months after termination of employment, unless he or she uses previously acquired shares to pay the option price or uses a "cashless exercise" arrangement through a broker. The spread on an incentive stock option at the time of exercise is, however, an item of tax preference that may result in the imposition of the alternative minimum tax.

        Generally, an award recipient will not realize taxable income until he or she disposes of the shares that he or she received from the exercise of the option. If the award recipient does not dispose of the shares until more than two years after the option was granted and one year after exercising the option, any gain or loss the award recipient realizes will be treated as long-term capital gain or loss. The amount of capital gain or loss will equal the difference between the sales proceeds and the option exercise price. If the award recipient exercises the stock option more than three months after termination of employment, the exercise will be taxed the same as a non qualified option.

        If the award recipient disposes of the shares prior to two years after grant or one year after exercise of the incentive stock option, then the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise—or the fair market value on the date of disposition, if less—is generally taxable to the award recipient at the ordinary income tax rates and deductible by the Company. Also, the award recipient will realize capital gain equal to the sum of the proceeds he or she receives from the disposition minus the fair market value of the shares as of the date he or she exercises the option.

        The grant by the Board of other stock-based award may have varying tax consequences to award recipients. The 2005 Stock Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

        Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

        Application of Section 16 of the Securities Exchange Act of 1934—Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

        Delivery of Shares to Satisfy Tax Obligation—Under the 2005 Stock Plan, participants may deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations unless the Board provides to the contrary in the award agreement.

        The affirmative vote of a majority of the shares (by voting power) present in person at the Meeting or represented by proxy and entitled to vote at the Meeting is required to approve the 2005 Stock Plan.

        The Board of Directors recommends that stockholders vote FOR the 2005 Stock Plan. Proxies solicited by the Board of Directors will be voted FOR the approval of the 2005 Stock Plan, unless stockholders specify a contrary choice in their proxy.

New Plan Benefits

        Employee and non-employee directors, executive officers, non-executive officers and employees of the Company are eligible to participate in the 2005 Stock Plan and to receive awards thereunder.

NEW PLAN BENEFITS TABLE

	A.C.T. Holdings, Inc. 2005 Stock Incentive Plan
Name and position	Dollar Value($)(1)	Number of Units
Michael D. West, Ph.D., President, Chairman of the Board, and Chief Scientific Officer	$9,763,284	3,180,223
Robert P. Lanza, M.D., Vice President of Medical and Scientific Development	1,535,000	500,000
Gunnar Engstrom, former Chief Financial Officer	0	0
Executive Group(2)	20,824,838	6,783,335
Non-Executive Director Group(3)	0	0
Non-Executive Officer Employee Group(4)	1,504,300	490,000

(1)
The dollar value of the 2005 Stock Plan awards is based on the selling price of our Common Stock on June 6, 2005.

(2)
Includes all current executive officers, including 1,903,112 options awarded to our Chief Executive Officer, William M. Caldwell, IV. (6 persons).

(3)
There are currently no directors who are not executive officers.

(4)
Includes all employees, other than current executive officers, who will receive grants under the 2005 Stock Plan (12 persons). Excludes non-employee consultants who received 535,000 options under the 2005 Stock Plan (3 persons).

        With regard to other equity compensation plans maintained by the Company, the following table provides information as of December 31, 2004 about the securities authorized for issuance under the Advance Cell Technology, Inc. 2004 Stock Option Plan and the Advanced Cell Technology, Inc. 2004 Stock Option Plan II (collectively, the "ACT Plans"), which were assumed by the Company pursuant to the Merger.

EQUITY COMPENSATION PLAN INFORMATION(1)

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	0		N/A	0
Equity compensation plans not approved by security holders	4,101,161	(2)	$0.11	196,000	(3)
Total	4,101,161		$0.11	196,000

(1)
The information contained in this table does not account for shares under the 2005 Stock Plan, which is being submitted to stockholders for approval at the Meeting.

(2)
Includes 2,800,000 authorized shares under the Advanced Cell Technology, Inc. 2004 Stock Option Plan and 1,301,161 authorized shares under the Advanced Cell Technology, Inc. 2004 Stock Option Plan II.

(3)
Of the 4,101,161 shares available under the ACT Plans, awards for 2,604,000 options have been issued under the Advanced Cell Technology, Inc. 2004 Stock Option Plan and 1,301,161 options have been issued under the Advanced Cell Technology, Inc. 2004 Stock Option Plan II; therefore, 196,000 shares are available for issuance under the ACT Plans.

        Eleven employees received grants intended to be qualified as incentive stock options with an exercise price of $0.05 under the Advanced Cell Technology, Inc. 2004 Stock Option Plan.

        Five individuals received grants of non qualified stock options with an exercise price of $0.25 under the Advanced Cell Technology, Inc. 2004 Stock Option Plan II.

        The ACT Plans are administered by the Board of Directors of ACT. The terms and conditions of the awards, including number of shares covered by the award and the vesting schedule, are determined by the Board of Directors of ACT and set forth in the individual option agreements.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

        Members of our Board of Directors who are not employees are not compensated for serving on our Board of Directors. Employees who are also members of our Board of Directors do not receive any compensation beyond their regular employment compensation for service on our Board of Directors.

Compensation of Executive Officers

        Explanatory Note.    As described above, the Company acquired all of the outstanding capital stock of Advanced Cell Technology, Inc. as the result of a merger between Advanced Cell Technology, Inc. and a subsidiary of the Company on January 31, 2005. Prior to the Merger, we had minimal operations in an industry completely unrelated to the industry in which ACT operates, and we had only one executive officer.

        In connection with the Merger, the directors and executive officers of ACT became the directors and executive officers of the Company, and David Merrell resigned as the sole director and executive officer. Furthermore, as a result of the Merger, the stockholders of ACT acquired a substantial majority of the outstanding common stock of the Company. As a result, we believe that disclosure regarding the compensation of the executive officers of ACT is more relevant and meaningful to our stockholders than disclosure of the pre-merger compensation of the pre-merger directors and officers of the Company.

        In addition, we have omitted the Stock Performance Graph required by Item 402(l) of Regulation S-K, insofar as we believe that the performance of the Company's Common Stock prior to the Merger is not relevant to an understanding of the relationship between the performance of the Company's Common Stock and the compensation of ACT's executive officers prior to the Merger, given the complete change in the Company's business and the identity of its executive officers resulting from the Merger.

        The table below sets forth the total compensation paid or accrued by ACT for the fiscal years ended December 31, 2004, 2003 and 2002 to our chief executive officer and each of our four other most highly compensated executive officers who were serving as executive officers on December 31, 2004 and whose total annual compensation exceeded $100,000 for the year ended December 31, 2004, or such other executive officer who would have been included in this table but for the fact that he was not serving as an executive officer of the Company as of December 31, 2004. We refer to these officers as our "named executive officers".

SUMMARY COMPENSATION TABLE

		Annual Compensation							Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary		Bonus		Other Annual Compensation			Number of Securities Underlying Options	All Other Compensation
Michael D. West, Ph.D., President, Chairman of the Board, and Chief Scientific Officer	2004 2003 2002	$ $ $	189,770 177,880 185,000	$ $ $	0 0 0	$ $ $	0 0 0		1,500,000 0 0	$ $ $	0 0 0
Robert P. Lanza, M.D., Vice President of Medical and Scientific Development	2004 2003 2002	$ $ $	224,115 183,850 144,045	$ $ $	0 0 0	$ $ $	5,000 87,333 0	(2) (2)	750,000 0 0	$ $ $	0 0 30,000	(3)
Gunnar Engstrom, former Chief Financial Officer(1)	2004 2003 2002	$ $ $	233,540 230,770 335,577	$ $ $	0 0 0	$ $ $	0 0 0		100,000 0 0	$ $ $	0 0 0

(1)
Mr. Engstrom served as our Chief Financial Officer until November 30, 2004.

(2)
Represents payments made to Dr. Lanza pursuant to a $100,000 loan entered into on July 31, 2002, which was extinguished prior to the Merger.

(3)
Represents a one-time signing bonus of $30,000 received by Dr. Lanza upon entering into his employment agreement with ACT.

        The following table sets forth information concerning grants of stock options by ACT under the ACT Plans to our named executive officers during the fiscal year ended December 31, 2004.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
			Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted
Name				Exercise Price Per Share	Expiration Date
						5%	10%
Michael D. West, Ph.D.	1,500,000	(2)	38.4%	$0.05	August 12, 2014	$47,167	$119,531
Robert P. Lanza	750,000	(3)	19.2%	$0.05	August 12, 2014	$23,584	$59,765
Gunnar Engstrom	100,000	(4)	2.6%	$0.25	April 1, 2010	$1,700	$3,858

(1)
Amounts reported in these columns represent amounts that may be realized upon exercise of the stock options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our Common Stock over the term of the stock options, net of exercise price. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises will depend on the future performance of our Common Stock and the date on which the options are exercised.

(2)
Dr. West's options vest as follows: 575,000 options vested immediately and the remainder vested 1/36th per month during Dr. West's continued employment. All unvested options became vested upon the Merger.

(3)
Dr. Lanza's options vest as follows: 280,000 options vested immediately and the remainder vested 1/36th per month during Dr. Lanza's continued employment. All unvested options became immediately vested upon the Merger.

(4)
Mr. Engstrom's options vested in full on April 1, 2005.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

					Value of Unexercised In-The-Money Options at Fiscal Year-End($)(1)
			Number of Securities Underlying Unexercised Options at Fiscal Year-End
Name	Shares Acquired on Exercise(#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael D. West, Ph.D.	N/A	N/A	703,472	796,528	$502,777	$637,222
Robert P. Lanza	N/A	N/A	345,280	404,720	$276,224	$323,776
Gunnar Engstrom	N/A	N/A	0	100,000	$0	$80,000

(1)
Because the Common Stock of the Company, as currently constituted as a result of the Merger, was not publicly traded prior to the Merger, the value is based on the most recent determination of the fair market value of the Company's Common Stock by the Company's Board of Directors prior to December 31, 2004, and the applicable option exercise price, multiplied by the number of shares subject to the option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Board of Directors does not currently have a compensation committee. All three members of the Board of Directors are currently employees and executive officers of the Company, and each of these persons participated in deliberations regarding executive compensation during 2004. None of our executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, any of whose executive officers served as a director of or member of the Company's Board of Directors.

        Compensation of Directors.    We currently have no standard arrangements for compensating members of our Board. During 2004, one member of our Board, Robert Peabody, received nonqualified stock options to purchase 240,000 shares of Common Stock under the ACT 2004 Stock Option Plan II.

        Board Report on Executive Compensation.    Our Board of Directors does not currently have a separate compensation committee. Therefore, determinations with respect to executive compensation are made by the Board of Directors as a whole. The Board of Directors determines the Company's executive compensation policy and sets compensation for the Chairman (the "Chairman"), the Chief Executive Officer (the "CEO"), and the President.

        The Board's policy is to offer the Chairman and the CEO competitive compensation packages that will permit the Company to attract and retain highly qualified individuals and to motivate and reward such individuals on the basis of the Company's performance in an appropriate fashion in the long-term interests of the Company and its stockholders. Currently, executive compensation is comprised of salary and cash bonuses that may be awarded from time to time, as well as long-term incentive opportunities in the form of stock options as warranted.

        The Board of Directors takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the Chairman and the CEO. While the Board considers corporate performance measures such as net income, earnings per share, return on assets and return on equity, the Board also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major projects and demonstrated leadership ability. Base salaries for the Chairman and the CEO are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. Salaries are generally reviewed periodically and adjusted as warranted to reflect individual officer performance. The Board focuses primarily on total annual compensation, including incentive awards and benefits derived from other fringe benefits, rather than base salary alone, as the appropriate measure of executive officer performance and contribution. Compensation decisions regarding executive officers other than the Chairman and CEO are made by the Chairman and CEO, in consultation with the Board of Directors and the Chief Financial Officer.

        In 1993, Congress enacted Section 162(m) of the Internal Revenue Code, which prevents publicly held corporations from deducting compensation in excess of $1 million paid to CEO's and the four highest compensated officers unless the compensation is performance-based and certain other conditions are satisfied. The Board of Directors takes the limitations of Section 162(m) into account in making its compensation decisions, but such limitations are not a determining factor. The Board of Directors does not anticipate that the limitations of Section 162(m) would apply in any material respect to the Company's current compensation arrangements, if at all.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        Employment Agreement with Michael D. West, Ph.D.    On December 31, 2004, ACT entered into an employment agreement with our President and Chief Scientific Officer, Dr. West. The agreement provides for annual compensation to be paid by ACT in the amount of $200,000 increasing to $250,000 upon ACT's completion of an equity financing that results in increased financing to ACT of at least $10 million, and an annual bonus of $50,000 until Dr. West's salary reaches $250,000, after which any bonus shall be paid at the discretion of the Board of Directors. Pursuant to his agreement, Dr. West received 3,180,223 stock options under the 2005 Stock Plan. The options vest as follows: 50% vested upon the employment date and thereafter 1/48th of the remaining number of shares vest at the end of each full month of employment. The agreement provides for severance in the event of termination without cause in the amount of twelve months' base salary and accelerated vesting of 50% of any unvested options. In the event of termination without cause following a change of control, Dr. West is entitled to receive a lump sum severance equal to twelve months' base salary and accelerated vesting of 100% of any unvested options.

        Dr. West's agreement contains non-solicitation, confidentiality and non-competition covenants, and a requirement that Dr. West assign all invention and intellectual property rights to ACT. The agreement may be terminated by either party with or without cause with thirty days' written notice.

        Employment Agreement with William M. Caldwell, IV.    On December 31, 2004, ACT entered into an employment agreement with William M. Caldwell, IV, the Company's Chief Executive Officer. The agreement provides for annual compensation to be paid by ACT in the amount of $200,000, increasing to $250,000 upon ACT's completion of an equity financing that results in increased financing to ACT of at least $10 million, and an annual bonus of $50,000 until Mr. Caldwell's salary reaches $250,000, after which any bonus shall paid be at the discretion of the Board of Directors. ACT has also agreed to reimburse Mr. Caldwell for certain commuting expenses through June 2005 and relocation expenses after June 2005. Pursuant to his agreement, Mr. Caldwell received 1,903,112 options under the 2005 Stock Plan. The options vest as follows: 25% vested upon the date of employment and thereafter 1/30th of the remaining number of shares vest at the end of each full month of employment. The agreement provides for severance of six months' salary in the event Mr. Caldwell's employment is terminated without cause and accelerated vesting of 50% of any unvested options. In the event Mr. Caldwell's employment is terminated without cause following a change of control, he is entitled to a lump sum severance payment equal to six months' base salary and accelerated vesting of 100% of any unvested stock options.

        Mr. Caldwell's agreement contains non-solicitation, confidentiality and non-competition covenants, and a requirement that Mr. Caldwell assign all invention and intellectual property rights to ACT. The agreement may be terminated by either party with or without cause with thirty days' written notice.

        Employment Contracts Entered Into With Executive Officers Following the End of the Last Fiscal Year.    The following employment agreements were entered into by the Company or ACT with individuals who became executive officers of the Company following the end of our last fiscal year and are therefore not listed as the Company's named executive officers herein. Because our employment of these executive officers significantly impacts our business, their employment agreements are described below.

        Employment Agreement with Robert P. Lanza, M.D.    On February 1, 2005, ACT and the Company entered into an employment agreement with Robert P. Lanza, M.D. to serve as Vice President of Medical and Scientific Development. The agreement provides for annual compensation to be paid by ACT in the amount of $215,000, plus a performance-based bonus of $35,000 for fiscal year 2005 upon the achievement of certain milestones established by the Chief Scientific Officer. Dr. Lanza received 500,000 stock options under the 2005 Stock Plan, the vesting of which will accelerate by one year in the event he remains with a successor company following a change of control. The agreement provides for severance in the amount of twelve months' salary following termination of employment (1) as a result of disability, (2) without cause, (3) by Dr. Lanza following a material change in duties or a material breach by ACT, or (4) as a result of a change of control.

        Dr. Lanza's agreement contains non-solicitation, confidentiality and non-competition covenants, and a requirement that Dr. Lanza assign all invention and intellectual property rights to ACT. The term of the agreement expires February 1, 2009, which may be renewed by the parties in writing.

        Employment Agreement with James G. Stewart.    On March 13, 2005, the Company and ACT entered into an employment agreement with James G. Stewart to serve as our Chief Financial Officer beginning April 1, 2005. The agreement provides for annual compensation of $185,000, until such time as the Company and ACT have raised $10,000,000 in additional capital, after which Mr. Stewart's annual compensation will increase to $235,000. The agreement provides for an annual bonus as determined by the Chief Executive Officer and the Board of Directors of the Company. Mr. Stewart was awarded 400,000 stock options under the 2005 Stock Plan, which vest as follows: 5% vested on January 14, 2005, and thereafter 1/48th of the remaining number of shares vest at the end of each full month of employment. In the event Mr. Stewart's employment is terminated without cause, he is entitled to a lump sum severance payment equal to six months' base salary. In the event Mr. Stewart is terminated without cause following a change of control, he is entitled to a lump sum severance payment equal to six months' base salary and accelerated vesting of 100% of any unvested stock options.

        Mr. Stewart's agreement contains non-solicitation, confidentiality and non-competition covenants, and a requirement that Mr. Stewart assign all invention and intellectual property rights to the Company and ACT. The agreement may be terminated by either party with or without cause with thirty days' written notice.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2005 Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices within a reasonable time before the Company prints and mails its proxy materials for the 2005 Annual Meeting. In order to avoid controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for stockholder proposals. If the Company does not receive notice of any matter that is to come before the stockholders at the 2005 Annual Meeting of Stockholders within a reasonable time before the Company prints and mails its proxy materials for the 2005 Annual Meeting, the proxy for the 2005 Annual Meeting of Stockholders may, pursuant to Rule 14a-4(c) of the Proxy Rules under the Securities Exchange Act of 1934, confer discretionary authority to vote on the matters presented. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1%, of the Company's common stock for at least one year by the date the proposal is submitted, and must continue to hold those securities through the date of the 2005 Annual Meeting. Each stockholder may submit no more than one proposal for the 2005 Annual Meeting, and such proposal may not exceed 500 words.

OTHER MATTERS

        The Board of Directors knows of no business that will be presented for consideration at the Meeting other than those matters described in this Proxy Statement. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

        The Board of Directors hopes that you will attend the Meeting. Whether or not you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience. If you attend the Meeting you may still vote your stock personally even though you may have already sent in your proxy.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements, information statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this document to you if you call or write us at the following address or phone number: 381 Plantation Street, Worcester, MA 01605, Attn: William M. Caldwell, IV, Telephone: (508) 756-1212. If you want to receive separate copies of our proxy statements, information statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

IMPORTANT NOTICE

        CERTAIN STOCKHOLDERS WHO ARE OBLIGATED PURSUANT TO A VOTING AGREEMENT TO VOTE IN FAVOR OF THE ADOPTION OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION AND IN FAVOR OF THE ADOPTION OF THE 2005 STOCK PLAN OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THE AMENDMENT AND THE STOCK PLAN.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ WILLIAM M. CALDWELL, IV William M. Caldwell, IV Secretary
Worcester, Massachusetts June 8, 2005

Appendix A

A.C.T. HOLDINGS, INC.

2005 STOCK INCENTIVE PLAN

        1.    Purposes of the Plan.    The purposes of this 2005 Stock Incentive Plan are to attract and retain highly qualified personnel for positions of substantial responsibility, to provide additional incentive to Employees, Consultants and Directors and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)    "Administrator"    means the Board or its Committee appointed pursuant to Section 4 of the Plan.

          (b)    "Affiliate"    means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

          (c)    "Applicable Laws"    means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

          (d)    "Board"    means the Board of Directors of the Company.

          (e)    "Cause"    for termination of a Participant's Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons: a Participant's (i) failure to properly perform his or her job responsibilities, as determined reasonably and in good faith by the Board; (ii) commission of any act of fraud, gross misconduct or dishonesty with respect to the Company; (iii) conviction of, or plea of guilty or "no contest" to, any felony, or a crime involving moral turpitude; (iv) breach of any proprietary information and inventions agreement with the Company; or (v) failure to follow lawful directions of the Board. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time as provided in Section 5(d) below, and the term "Company" will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

          (f)    "Change of Control"    means (1) a sale of all or substantially all of the Company's assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

          (g)    "Code"    means the Internal Revenue Code of 1986, as amended.

          (h)    "Committee"    means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

          (i)    "Common Stock"    means the Common Stock of the Company.

          (j)    "Company"    means A.C.T. Holdings, Inc., a Nevada corporation.

          (k)    "Consultant"    means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services.

          (l)    "Continuous Service Status"    means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

          (m)    "Corporate Transaction"    means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

          (n)    "Director"    means a member of the Board.

          (o)    "Employee"    means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (p)    "Exchange Act"    means the Securities Exchange Act of 1934, as amended.

          (q)    "Fair Market Value"    means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares on a national securities exchange or interdealer quotation system.

          (r)    "Incentive Stock Option" or "ISO"    means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

          (s)    "Listed Security"    means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (t)    "Named Executive"    means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (u)    "Nonstatutory Stock Option"    means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

          (v)    "Option"    means a stock option granted pursuant to the Plan.

          (w)    "Option Agreement"    means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

          (x)    "Option Exchange Program"    means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

          (y)    "Optioned Stock"    means the Common Stock subject to an Option.

          (z)    "Optionee"    means an Employee, Director or Consultant who receives an Option.

          (aa)    "Parent"    means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

          (bb)    "Participant"    means any holder of one or more Options or Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

          (cc)    "Plan"    means this 2005 Stock Incentive Plan.

          (dd)    "Reporting Person"    means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (ee)    "Restricted Stock"    means Shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

          (ff)    "Restricted Stock Purchase Agreement"    means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

          (gg)    "Rule 16b-3"    means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

          (hh)    "Share"    means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (ii)    "Stock Exchange"    means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

          (jj)    "Stock Purchase Right"    means the right to purchase Common Stock pursuant to Section 11 below.

          (kk)    "Subsidiary"    means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

          (ll)    "Ten Percent Holder"    means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

        3.    Stock Subject to the Plan.

        Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares under the Plan that may be awarded as Incentive Stock Options or otherwise is 9,000,000 Shares of Common Stock, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2006 equal to 5% of the Shares outstanding on the last day of the immediately preceding fiscal year. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall be available for future grant under the Plan.

        4.    Administration of the Plan.

          (a)    General.    The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

          (b)    Committee Composition.    If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

          (c)    Powers of the Administrator.    Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i)  to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

             (ii)  to select the Employees, Consultants and Directors to whom Plan awards may from time to time be granted;

            (iii)  to determine whether and to what extent Plan awards are granted;

            (iv)  to determine the number of Shares of Common Stock to be covered by each award granted;

             (v)  to approve the form(s) of agreement(s) used under the Plan;

            (vi)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant's transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

           (vii)  to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

          (viii)  to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

            (ix)  to adjust the vesting of an Option held by an Employee, Consultant or Director as a result of a change in the terms or conditions under which such person is providing services to the Company;

             (x)  to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

            (xi)  in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

        5.    Eligibility.

          (a)    Recipients of Grants.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

          (b)    Type of Option.    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

          (c)    ISO $100,000 Limitation.    Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (d)    No Employment Rights.    The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate the employment or consulting relationship at any time for any reason.

        6.    Term of Plan.    The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

        7.    Term of Option.    The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an

Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8.    Limitation on Grants to Employees.    Subject to adjustment as provided in Section 15 below, the maximum number of Shares that may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,500,000, provided that this Section 8 shall apply only after such time, if any, as the Common Stock becomes a Listed Security.

        9.    Option Exercise Price and Consideration.

          (a)    Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

              (i)  In the case of an Incentive Stock Option

              (A)  granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

              (B)  granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii)  In the case of a Nonstatutory Stock Option

              (A)  granted on any date on which the Common Stock is not a Listed Security to a person who is at the time of grant a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

              (B)  granted on any date on which the Common Stock is not a Listed Security to any other eligible person, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or

              (C)  granted on any date on which the Common Stock is a Listed Security to any eligible person, the per Share exercise price shall be such price as determined by the Administrator, which shall be no less than 100% of the Fair Market Value on the date of grant, and, if such person is, at the time of grant of such Option, a Named Executive of the Company, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

            (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b)    Permissible Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee's promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge); (6) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a "same-day sale" cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

        10.    Exercise of Option.

          (a)    General.

            (i)    Exercisability.    Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required under the Applicable Laws, the Option (or Shares issued upon exercise of the Option) shall comply with the requirements of Section 260.140.41(f) and (k) of the Rules of the California Corporations Commissioner.

            (ii)    Leave of Absence.    The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

            (iii)    Minimum Exercise Requirements.    An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

            (iv)    Procedures for and Results of Exercise.    An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (v)    Rights as Stockholder.    Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.

          (b)    Termination of Employment or Consulting Relationship.    Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee's Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

        The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee's Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

            (i)    Termination other than Upon Disability or Death or for Cause.    In the event of termination of Optionee's Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

            (ii)    Disability of Optionee.    In the event of termination of an Optionee's Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

            (iii)    Death of Optionee.    In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee's Continuous Service Status, the Option may be exercised by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee's Continuous Service Status terminated.

            (iv)    Termination for Cause.    In the event of termination of an Optionee's Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee's Continuous Service Status. If an Optionee's employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee's rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option. This Section 10(b)(iv) shall apply with equal effect to vested Shares acquired upon exercise of an Option granted on any date on which the Common Stock is not a Listed Security to a person other than an officer, Director or Consultant, in that the Company shall have the right to repurchase such Shares from the Participant upon the following terms: (A) the repurchase is made within 90 days of termination of the Participant's Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company's initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of an Option granted to any officer, Director or Consultant, the Company's right to repurchase such Shares upon termination of the Participant's Continuous Service Status for Cause shall be made at the Participant's original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 10(b)(iv) shall in any way limit the Company's right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

          (c)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11.    Stock Purchase Rights.

          (a)    Rights to Purchase.    When the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at that time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)    Repurchase Option.

            (i)    General.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). Subject to any requirements of the Applicable Laws (including without limitation Section 260.140.42(h) of the Rules of the California Corporations Commissioner), the terms of the Company's repurchase option (including without limitation the price at which, and the consideration for which, it may be exercised, and the events upon which it shall lapse) shall be as determined by the Administrator in its sole discretion and reflected in the Restricted Stock Purchase Agreement.

            (ii)    Leave of Absence.    The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, such lapsing shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given "vesting" credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

            (iii)    Termination for Cause.    In the event of termination of a Participant's Continuous Service Status for Cause, the Company shall have the right to repurchase from the Participant vested Shares issued upon exercise of a Stock Purchase Right granted to any person other than an officer, Director or Consultant prior to the date, if any, upon which the Common Stock becomes a Listed Security upon the following terms: (A) the repurchase must be made within 90 days of termination of the Participant's Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company's initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of a Stock Purchase Right granted to any officer, Director or Consultant, the Company's right to repurchase such Shares upon termination of such Participant's Continuous Service Status for Cause shall be made at the Participant's original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 11(b)(ii) shall in any way limit the Company's right to purchase unvested Shares as set forth in the applicable Restricted Stock Purchase Agreement.

          (c)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d)    Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

        12.    Other Stock-Based Awards.

        The Board shall have the right to grant other awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock, the grant of stock appreciation rights and other awards that are comprised of, valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock Unit Awards"), including without limitation awards entitling recipients to receive shares of Common Stock to be delivered in the future; provided, however, that no Other Stock Unit Awards shall be made unless and until the terms the Plan and of any such award are in compliance with Section 409A of the Code. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common

Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of the Common Stock.

        13.    Taxes.

        (a)   As a condition of the grant, vesting or exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or Stock Purchase Right or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section 13 (whether pursuant to Section 13(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

        (b)   In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

        (c)   This Section 13(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 13, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

        (d)   If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 13(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

        (e)   Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 13(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 13(d) above must be made on or prior to the applicable Tax Date.

        (f)    In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock

Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

        14.    Non-Transferability of Options and Stock Purchase Rights.

          (a)    General.    Except as set forth in this Section 14, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of an Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 14.

          (b)    Limited Transferability Rights.    Notwithstanding anything else in this Section 14, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to "Immediate Family Members" (as defined below) of the Optionee. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

        15.    Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

          (a)    Changes in Capitalization.    Subject to any action required under Applicable Laws by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding award, the numbers of Shares set forth in Sections 3(a) and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an award, as well as the price per Share of Common Stock covered by each such outstanding award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an award.

          (b)    Dissolution or Liquidation.    In the event of the dissolution or liquidation of the Company, each Option and Stock Purchase Right will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

          (c)    Corporate Transaction.    In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the transaction.

          (d)    Certain Distributions.    In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

        16.    Time of Granting Options and Stock Purchase Rights.    The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee, Consultant or Director to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        17.    Amendment and Termination of the Plan.

          (a)    Authority to Amend or Terminate.    The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 15 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)    Effect of Amendment or Termination.    Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Purchase Rights and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

        18.    Conditions Upon Issuance of Shares.    Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of awards granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Restricted Stock Purchase Agreement.

        19.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        20.    Agreements.    Options and Stock Purchase Rights shall be evidenced by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

        21.    Stockholder Approval.    If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

        22.    Information and Documents to Optionees and Purchasers.    Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

        23.    Governing Law.    The provisions of this Plan and all awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of California, without regard to any applicable conflicts of law.

PROXY

A.C.T. HOLDINGS, INC.

Proxy for the Special Meeting of Stockholders to be held on July 6, 2005

This Proxy is solicited on behalf of the Board of Directors
of A.C.T. Holdings, Inc.

        The undersigned, revoking all prior proxies, hereby appoint(s) William M. Caldwell, IV and Michael D. West, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of A.C.T. Holdings, Inc., a Nevada corporation (the "Company"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the offices of Pierce Atwood LLP, One Monument Square, Portland, Maine 04101, on Wednesday, July 6, 2005, at 10:00 a.m., local time, and at any adjournment thereof (the "Meeting").

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(Continued, and to be signed, on reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Special Meeting of Stockholders
A.C.T. HOLDINGS, INC.
July 6, 2005
Please detach and mail in the envelope provided

  ☒
  Please mark votes as in this example.

1.	To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 100,000,000, and to increase the number of authorized shares of the Company's undesignated Preferred Stock from 5,000,000 to 50,000,000.	FOR the amendment ☐	WITHHOLD AUTHORITY to vote in favor of the amendment ☐
2.	To approve the Company's 2005 Stock Plan.	FOR the 2005 Stock Plan ☐	WITHHOLD AUTHORITY to vote in favor of such 2005 Stock Plan ☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Check here if the Securities and Exchange Commission's "householding" rule applies to you and you wish to continue receiving separate proxy materials without participating in the rule. ☐

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Signature:	Date:
Signature:	Date:
NOTE:
Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, guardians, attorneys and corporate officers should add their titles.

QuickLinks

GENERAL INFORMATION ABOUT VOTING
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL ONE—APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
PROPOSAL TWO—ADOPTION OF THE A.C.T. HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCKHOLDER PROPOSALS
OTHER MATTERS
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
IMPORTANT NOTICE
A.C.T. HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN